<u>SECOND AMENDED AND RESTATED OPERATING AGREEMENT</u>

THIS SECOND AMENDED AND RESTATED OPERATING AGREEMENT (this "**<u>Second Amended and Restated Agreement</u>**") is effective as of April 1, 2023 (the "**<u>Effective Date</u>**"), by and between Lazarus Energy Holdings, LLC, a Delaware limited liability company ("**<u>LEH</u>**"), Blue Dolphin Energy Company, a Delaware corporation ("**<u>Blue Dolphin</u>**"), Lazarus Energy, LLC, a Delaware limited liability company ("**<u>LE</u>**"), Lazarus Refining & Marketing, LLC, a Delaware limited liability company ("**<u>LRM</u>**"), Nixon Product Storage, LLC, a Delaware limited liability company ("**<u>NPS</u>**"), Blue Dolphin Pipe Line Company, a Delaware corporation ("**<u>BDPL</u>**"), Blue Dolphin Petroleum Company, a Delaware corporation ("**<u>BDPC</u>**") and Blue Dolphin Services Co., a Texas corporation ("**<u>BDSC</u>**"). (LEH, Blue Dolphin, LE, LRM, NPS, BDPL, BDPC and BDSC are collectively referred to herein as the "**<u>Parties</u>**").

W I T N E S S E T H:

WHEREAS, Blue Dolphin, LE, LRM, NPS, BDPL, BDPC and BDSC desire to engage LEH to manage and operate the companies thereto, and LEH has previously provided management services in the areas of operations and management of the business of certain of the companies thereto (collectively the "Services"); and

WHEREAS, in anticipation of the expiration of the Amended and Restated Operating Agreement on April 1, 2023, by and among LEH, LE and Blue Dolphin, the parties agree to renewal terms.

WHEREAS, LEH successfully provided Services for the period April 1, 2017 through April 1, 2020.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Parties hereto agree as follows:

1. Commencing on the Effective Date and throughout the Term of this Amended and Restated Agreement, LEH agrees to perform the Services in the interest of Blue Dolphin, LE, LRM, NPS, BDPL, BDPC and BDSC, subject to the terms and conditions stated herein. The Services shall be performed on a continuing basis without any further specific requests or instructions.

2. For the purposes of certainty, it is understood and agreed that the term "Services" does not include any activities that can be exercised by LEH as a shareholder and the Services shall be provided in a way that is independent of any such shareholding.

3. <u>Quality</u>. The Services provided by LEH hereunder shall be provided in a good and workmanlike manner in accordance with prevailing industry standards.

4. Compensation. In consideration for the Services hereunder:

(a) Blue Dolphin, LE, LRM, NPS, BDPL, BDPC and BDSC shall reimburse LEH at cost for all direct expenses, either paid directly by LEH or financed with LEH's credit card. Amounts payable to LEH shall be invoiced by LEH weekly but may be reimbursed sooner.

(b) Blue Dolphin shall also pay to LEH a management fee equal to 5% of all consolidated operating costs, excluding crude costs, depreciation, amortization and interest (the "**Management Fee**").

5. Term. The "Term" of this Amended and Restated Agreement shall begin on the Effective Date and shall expire upon the earliest to occur of the following:

(a) Upon the first anniversary of the Effective Date, which termination date shall be April 1, 2024.

(b) Upon written notice of either party upon the material breach of this Amended and Restated Agreement by the other party.

(b) Upon 90 days' notice by the Board of Directors of Blue Dolphin (the "**Board**") if the Board determines that this Amended and Restated Agreement is not in the best interest of Blue Dolphin, LE, LRM, NPS, BDPL, BDPC and/or BDSC.

The termination of this Amended and Restated Agreement shall not affect the survival of Section 6 of this Amended and Restated Agreement.

6. Indemnification.

(a) LEH will indemnify, defend and hold harmless Blue Dolphin, LE, LRM, NPS, BDPL, BDPC, BDSC, and their affiliates, and their respective officers, directors and employees, from and against any claim or liability arising from the negligence or willful misconduct of LEH, or from any injury suffered or alleged to be suffered by any employee of LEH.

(b) Blue Dolphin, LE, LRM, NPS, BDPL, BDPC and BDSC will indemnify, defend and hold harmless LEH, its affiliates, and their respective officers, directors and employees, from and against any claim or liability arising from the negligence or willful misconduct of Blue Dolphin, LE, LRM, NPS, BDPL, BDPC or BDSC.

7. Remedies. If any legal action or other proceeding is brought for the enforcement of this Amended and Restated Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Amended and Restated Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding in addition to any other relief to which it or he may be entitled at law or equity.

8. Successors. This Amended and Restated Agreement shall be binding upon each of the Parties upon their execution, and inure to the benefit of the Parties hereto and their successors and assigns. Any assignee whatsoever will be bound by the obligations of the assigning party under this Amended and Restated Agreement, and any assignment shall not diminish the liability or obligation of the assignor under the terms of this Amended and Restated Agreement unless otherwise agreed.

9. Severability. In the event that any one or more of the provisions contained in this Amended and Restated Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Amended and Restated Agreement or any such other instrument.

10. Paragraph Headings. The paragraph headings used herein are descriptive only and shall have no legal force or effect whatsoever.

11. Gender. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall include the plural and conversely.

12. Governing Law. This Amended and Restated Agreement shall be governed by and construed in accordance with the laws of the state of Texas applicable to agreements and contracts executed and to be wholly performed there, without giving effect to the conflicts of law principles thereof. Venue for any action brought in connection herewith shall lie in Harris County, Texas.

13. Remedies. In the event of any action, dispute or litigation from the Parties hereto relating to the interpretation or enforcement of this Amended and Restated Agreement or otherwise relating to the subject matter hereof, the prevailing party shall be entitled to recover reasonable attorneys' fees and court costs.

14. Multiple Counterparts. This Amended and Restated Agreement may be executed in multiple counterparts, each of which shall be deemed an original.

15. Waiver. Any waiver by either party to be enforceable must be in writing and no waiver by either party shall constitute a continuing waiver.

16. Cross References. References in this Amended and Restated Agreement to Articles, Sections, Exhibits, or Schedules shall be deemed to be references to Articles, Sections, Exhibits, and Schedules of this Amended and Restated Agreement unless the context specifically and expressly requires otherwise.

17. Entire Agreement. This Amended and Restated Agreement and the other agreements referred to herein set forth the entire understanding of the Parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the Parties relating to the subject matter hereof and thereof.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, the Parties have executed this Amended and Restated Agreement as of the date and year first set forth above.

BLUE DOLPHIN ENERGY COMPANY

Jonathan Carroll (Mar 14, 2023 09:54 CDT)

Jonathan P. Carroll
President

LAZARUS ENERGY, LLC

Jonathan Carroll (Mar 14, 2023 09:54 CDT)

Jonathan P. Carroll
President

LAZARUS REFINING & MARKETING, LLC

Jonathan Carroll (Mar 14, 2023 09:54 CDT)

Jonathan P. Carroll
President

NIXON PRODUCT STORAGE, LLC

Jonathan Carroll (Mar 14, 2023 09:54 CDT)

Jonathan P. Carroll
President

BLUE DOLPHIN PIPE LINE COMPANY

Jonathan Carroll (Mar 14, 2023 09:54 CDT)

Jonathan P. Carroll
President

BLUE DOLPHIN PETROLEUM COMPANY

Jonathan Carroll (Mar 14, 2023 09:54 CDT)

Jonathan P. Carroll
President

BLUE DOLPHIN SERVICES CO.

Jonathan Carroll (Mar 14, 2023 09:54 CDT)

Jonathan P. Carroll
President

LAZARUS ENERGY HOLDINGS, LLC

Jonathan Carroll (Mar 14, 2023 09:54 CDT)

Jonathan P. Carroll
Managing Member

Amended & Restated Operating Agmt LEH & Blue Dolphin Subs 4-1-23

Final Audit Report 2023-03-14

Created:	2023-03-14
By:	Ty Graham (tylermurrellgraham@gmail.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAAdaa00bn880rlQar5a2-FXtQYX3uYfg6M

"Amended & Restated Operating Agmt LEH & Blue Dolphin Sub s 4-1-23" History

Document created by Ty Graham (tylermurrellgraham@gmail.com)
2023-03-14 - 2:41:25 PM GMT- IP address: 99.1.46.45

Document emailed to Jonathan Carroll (jcarroll@lazarusenergy.com) for signature
2023-03-14 - 2:52:07 PM GMT

Email viewed by Jonathan Carroll (jcarroll@lazarusenergy.com)
2023-03-14 - 2:53:32 PM GMT- IP address: 69.147.86.138

Document e-signed by Jonathan Carroll (jcarroll@lazarusenergy.com)
Signature Date: 2023-03-14 - 2:54:09 PM GMT - Time Source: server- IP address: 108.250.11.161

Agreement completed.
2023-03-14 - 2:54:09 PM GMT